UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2021

DIAMONDBACK ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35700	45-4502447
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 West Texas Suite 1200 Midland, Texas	79701
(Address of principal executive offices)	(Zip code)

(432) 221-7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	FANG	The Nasdaq Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Diamondback Notes Offering

On March 18, 2021, Diamondback Energy, Inc. (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Company, Diamondback O&G LLC (“O&G”) and Goldman Sachs & Co. LLC, Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), providing for the issuance and sale (the “Notes Offering”) of $650,000,000 aggregate principal amount of the Company’s 0.900% Senior Notes due March 24, 2023 (the “2023 Notes”), $900,000,000 aggregate principal amount of the Company’s 3.125% Senior Notes due March 24, 2031 (the “2031 Notes”) and $650,000,000 aggregate principal amount of the Company’s 4.400% Senior Notes due March 24, 2051 (the “2051 Notes” and together with the 2023 Notes and the 2031 Notes, the “New Notes”). The prices to the public for the 2023 Notes, the 2031 Notes and the 2051 Notes were 99.990%, 99.659% and 99.669%, respectively, of the principal amount. The New Notes have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a registration statement on Form S-3ASR (No. 333-234764), which was filed with the Securities and Exchange Commission (the “SEC”) and became automatically effective on November 18, 2019 (the “Shelf Registration Statement”). The terms of the New Notes are further described in the Company’s prospectus supplement dated March 18, 2021, as filed with the SEC under Rule 424(b)(2) of the Act (the “Prospectus”), which prospectus supplement and the related base prospectus form part of the Shelf Registration Statement.

On March 24, 2021, the New Notes were issued pursuant to the Indenture, dated as of December 5, 2019, between the Company and Wells Fargo Bank, National Association, as trustee (the “Diamondback 2019 Indenture”), as supplemented by the Third Supplemental Indenture, dated as of March 24, 2021 (the “Third Supplemental Indenture” and, together with the Diamondback 2019 Indenture, the “New Indenture”), among the Company, O&G, as guarantor, and Wells Fargo Bank, National Association, as trustee, setting forth specific terms applicable to the New Notes.

The New Notes are the Company’s senior unsecured obligations and are guaranteed by O&G, but are not guaranteed by any of the Company’s other subsidiaries. O&G’s guarantee of the Notes is “full and unconditional,” as that term is used in Regulation S-X, Rule 3-10(e)(2), except that in the future, the guarantee may be released or terminated under certain circumstances as specified in the New Indenture. The New Notes are senior in right of payment to any of the Company’s and O&G’s future subordinated indebtedness. The New Notes rank equal in right of payment with all of the Company’s and O&G’s existing and future senior indebtedness. The New Notes are effectively subordinated to the Company’s and O&G’s existing and future secured indebtedness, if any, to the extent of the value of the collateral securing such indebtedness, and structurally subordinated to all of the existing and future indebtedness and other liabilities of the Company’s subsidiaries other than O&G.

The Company may not redeem the 2023 Notes in whole or in part at any time prior to September 24, 2021 (the “2021 Notes par call date”). The Company may redeem (i) the 2031 Notes in whole or in part at any time prior to December 24, 2030 and (ii) the 2051 Notes in whole or in part at any time prior to September 24, 2050 (each such date, together with the 2021 Notes par call date, a “par call date”), in each case at the redemption price set forth in the New Indenture. If the New Notes are redeemed on or after their respective par call dates, in each case, such New Notes may be redeemed at a redemption price equal to 100% of the principal amount of the New Notes to be redeemed plus interest accrued thereon to but not including the redemption date.

Upon the occurrence of a Change of Control Triggering Event (as defined in the New Indenture), holders may require the Company to purchase some or all of their New Notes for cash at a price equal to 101% of the principal amount of the New Notes being purchased, plus accrued and unpaid interest, if any, to the date of purchase.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the respective Underwriters against certain liabilities arising out of or in connection with sale of the New Notes and for customary contribution provisions in respect of those liabilities. The New Indenture contains customary investment grade covenants, including limitations on the Company’s ability and the ability of certain of its subsidiaries to incur liens securing funded indebtedness and on the Company’s ability to consolidate, merge or sell, convey, transfer or lease all or substantially all of its assets to any person.

QEP Supplemental Indenture

In connection with the QEP Tender Offers (as defined below), the Company also solicited consents (the “Consent Solicitation”) from holders of the QEP Notes (as defined below) to amend (the “Proposed Amendments”) each QEP Tender Offer Indenture (as defined below) to, among other things, eliminate substantially all of the restrictive covenants and related provisions and certain events of default contained in each QEP Tender Offer Indenture. Prior to the acceptance of the validly tendered QEP Notes by the Company, the Company received the requisite number of consents to adopt the Proposed Amendments. On March 23, 2021, the Company entered into the First Supplemental Indenture (the “QEP First Supplemental Indenture”) with respect to the QEP Notes to amend each QEP Tender Offer Indenture to adopt the Proposed Amendments.

The foregoing descriptions of the Underwriting Agreement, the New Indenture and the QEP First Supplemental Indenture are not complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement, the Diamondback 2019 Indenture, the Third Supplemental Indenture and the QEP First Supplemental Indenture, which are filed as Exhibit 1.1, 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

Legal Opinion Relating to the Notes

In connection with closing of the Notes Offering, the Company is filing a legal opinion of Akin Gump Strauss Hauer & Feld LLP regarding the legality of the New Notes issued in the Notes Offering, attached as Exhibit 5.1 to this Current Report on Form 8-K, to incorporate such opinion by reference into the Shelf Registration Statement.

Tender Offer

On March 17, 2021, the Company announced the early tender results of its (i) cash tender offer (the “Diamondback Tender Offer”) to purchase any and all of the Company’s outstanding 5.375% Senior Notes due 2025 (the “2025 Notes”) and (ii) cash tender offers (the “QEP Tender Offers” and, together with the Diamondback Tender Offer, the “Tender Offers”) to purchase any and all of the outstanding 5.375% Senior Notes due 2022 of QEP Resources, Inc. (“QEP”), a wholly-owned subsidiary of the Company (the “QEP 2022 Notes”), QEP’s outstanding 5.250% Senior Notes due 2023 (the “QEP 2023 Notes”) and QEP’s outstanding 5.625% Senior Notes due 2026 (the “QEP 2026 Notes” and, together with the QEP 2022 Notes and the QEP 2023 Notes, the “QEP Notes” and, together with the 2025 Notes, the “Tender Offer Notes”) from holders of each series of the Tender Offer Notes.

According to information received from D.F. King & Co., Inc., the tender agent and information agent for the Tender Offers and the Consent Solicitation, as of 5:00 p.m., New York City time, on March 17, 2021, an aggregate of $367,790,000 principal amount of the 2025 Notes, representing approximately 45.97% of the outstanding 2025 Notes and an aggregate of $1,548,253,000 principal amount of the QEP Notes, representing approximately 96.65% of the outstanding QEP Notes (which consists of an aggregate of $439,890,000 principal amount of the QEP 2022 Notes, representing approximately 94.59% of the outstanding QEP 2022 Notes, an aggregate of $626,815,000 principal amount of the QEP 2023 Notes, representing approximately 98.43% of the outstanding QEP 2023 Notes and an aggregate of $481,548,000 principal amount of the QEP 2026 Notes, representing approximately 96.31% of the outstanding QEP 2026 Notes), were validly tendered and not withdrawn pursuant to the Tender Offers and Consent Solicitation (such tendered Tender Offer Notes, the “Tendered Notes”). The Company accepted for payment all of the Tendered Notes and made payment and early settlement for such Tendered Notes on March 24, 2021 for an aggregate purchase price of $2,108,738,340 using proceeds from the Notes Offering. The Tender Offers are scheduled to expire at 11:59 p.m., New York City time, on March 31, 2021, unless extended or earlier terminated. The final settlement date with respect to the Tender Offers is expected to be on or about April 2, 2021, the second succeeding business day after the expiration date.

The 2025 Notes were issued pursuant to an indenture, dated as of December 20, 2016, among Diamondback, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee, as supplemented by that certain first supplemental indenture, dated as of January 29, 2018, that certain second supplemental indenture, dated as of October 12, 2018, and that certain third supplemental indenture, dated as of January 28, 2019 (as so supplemented, the “Diamondback 2016 Indenture”). The QEP 2022 Notes were issued pursuant to an indenture, dated as of March 1, 2012 (the “QEP Base Indenture”), between QEP and Wells Fargo Bank, National Association, as trustee, and an officer’s certificate dated as of March 1, 2012 setting forth the terms of the QEP 2022 Notes (the “2022 Notes Officer’s Certificate” and, together with the QEP Base Indenture, the “2022 Notes Indenture”). The QEP 2023 Notes were issued pursuant to the QEP Base Indenture and an officer’s certificate dated as of September 12, 2012 setting forth the terms of the QEP 2023 Notes (the “2023 Notes Officer’s Certificate” and, together with the QEP Base Indenture, the “2023 Notes Indenture”). The QEP 2026 Notes were issued pursuant to the QEP Base Indenture and an officer’s certificate dated as of November 21, 2017 setting forth the terms of the QEP 2026 Notes (the “2026 Notes Officer’s Certificate” and, together with the QEP Base Indenture, the “2026 Notes Indenture” and, together with the 2022 Notes Indenture and the 2023 Notes Indenture, the “QEP Tender Offer Indentures” and each a “QEP Tender Offer Indenture”).

The foregoing descriptions of the Diamondback 2016 Indenture and the QEP Tender Offer Indentures are not complete and are qualified in their entirety by reference to the full text of the Diamondback 2016 Indenture, the QEP Base Indenture, the 2022 Notes Officer’s Certificate, the 2023 Notes Officer’s Certificate and the 2026 Notes Officer’s Certificate, which are filed as Exhibit 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10 and 4.11, respectively, to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1*	Underwriting Agreement, dated March 18, 2021, among Diamondback Energy, Inc., Diamondback O&G LLC and Goldman Sachs & Co. LLC, Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.
4.1	Indenture, dated as of December 5, 2019, between Diamondback Energy, Inc. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Form 8-K, File No. 001-35700, filed by the Company with the SEC on December 5, 2019).
4.2*	Third Supplemental Indenture, dated as of March 24, 2021, among Diamondback Energy, Inc., Diamondback O&G LLC and Wells Fargo Bank, National Association, as trustee (including the forms of 2023 Notes, 2031 Notes and 2051 Notes).
4.3*	First Supplemental Indenture, dated as of March 23, 2021, among QEP Resources, Inc. and Wells Fargo Bank, National Association, as trustee.
4.4	Indenture, dated as of December 20, 2016, among Diamondback Energy, Inc., the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (including the form of Diamondback Energy, Inc.’s 5.375% Senior Notes due 2025) (incorporated by reference to Exhibit 4.1 to the Form 8-K, File No. 001-35700, filed by the Company with the SEC on December 21, 2016).
4.5	First Supplemental Indenture for the 5.375% Senior Notes due 2025, dated as of January 29, 2018, among Diamondback Energy, Inc., the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.3 to the Form 8-K, File No. 001-35700, filed by the Company with the SEC on January 30, 2018).
4.6	Second Supplemental Indenture for the 5.375% Senior Notes due 2025, dated as of October 12, 2018, among Sidewinder Merger Sub Inc., a subsidiary of the Company, the Company, the other guarantors and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.8 to the Form 10-K, File No. 001-35700, filed by the Company with the SEC on February 25, 2019).
4.7	Third Supplemental Indenture for the 5.375% Senior Notes due 2025, dated as of January 28, 2019, among Energen Corporation, Energen Resources Corporation, and EGN Services, Inc., each a direct or indirect subsidiary of the Company, the Company, the other guarantors under the indenture and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.9 to the Form 10-K, File No. 001-35700, filed by the Company with the SEC on February 25, 2019).
4.8	Indenture, dated as of March 1, 2012, between QEP and Wells Fargo Bank, National Association as trustee (incorporated by reference to Exhibit 4.1 to QEP’s Current Report on Form 8-K, filed with the SEC on March 1, 2012).
4.9	Officer’s Certificate, dated as of March 1, 2012 (including the form of the 5.375% Notes due 2022) (incorporated by reference to Exhibit 4.2 to QEP’s Current Report on Form 8-K, filed with the SEC on March 1, 2012).
4.10	Officer’s Certificate, dated as of September 12, 2012 (incorporated by reference to Exhibit 4.1 to QEP’s Current Report on Form 8-K, filed with the SEC on September 14, 2012).
4.11	Officer’s Certificate, dated as of November 21, 2017 (including the form of the 5.625% Senior Notes due 2026) (incorporated by reference to Exhibit 4.2 to QEP’s Current Report on Form 8-K, filed with the SEC on November 21, 2017).
5.1*	Opinion of Akin Gump Strauss Hauer & Feld, LLP.
23.1*	Consent of Akin Gump Strauss Hauer & Feld, LLP (included in Exhibit 5.1 hereto).
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.
*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date: March 24, 2021
	By:	/s/ Teresa L. Dick
	Name:	Teresa L. Dick
	Title:	Executive Vice President, Chief Accounting Officer, and Assistant Secretary